Exhibit 4.2

NINTH SUPPLEMENTAL INDENTURE

GILEAD SCIENCES, INC.

AND

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,

AS SUCCESSOR TO

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

Ninth Supplemental Indenture

Dated as of September 14, 2023

Supplementing the Indenture

Dated as of March 30, 2011

5.250% Senior Notes due 2033

5.550% Senior Notes due 2053

THIS NINTH SUPPLEMENTAL INDENTURE, is entered into as of September 14, 2023 (this “Ninth Supplemental Indenture”) by and between Gilead Sciences, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, a national banking association, as Trustee (herein called the “Trustee”).

RECITALS:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of March 30, 2011 (as heretofore supplemented, the “Base Indenture” and, together with this Ninth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 12.1 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.1 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.1 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.1 and 3.1 of the Base Indenture, the Company desires to provide for the establishment of two new series of Securities under the Base Indenture, the form and substance of such Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Ninth Supplemental Indenture; and

WHEREAS, all things necessary to make this Ninth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, for and in consideration of the foregoing and the purchase of the Securities of two new series established by this Ninth Supplemental Indenture by the holders thereof (the “Holders”), it is mutually agreed, for the equal and proportionate benefit of all such Holders, as follows:

Article 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01         Relation to Base Indenture. This Ninth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Ninth Supplemental Indenture, shall apply to each series of Notes (as defined in Section 3.01(a))) in respect of such series of Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02          Definitions. For all purposes of this Ninth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Ninth Supplemental Indenture:

(a)            Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Ninth Supplemental Indenture;

(b)           The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Ninth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(c)            Headings are for convenience of reference only and do not affect interpretations.

Article 2

GENERAL TERMS AND CONDITIONS OF THE 2033 NOTES

Section 2.01          Terms of the 2033 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)            Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “5.250% Senior Notes due 2033” (the “2033 Notes”) of the Company. This series of 2033 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2033 Notes to be issued under this Ninth Supplemental Indenture shall be $1,000,000,000. Any additional amounts of the 2033 Notes to be issued shall be set forth in a Company Order.

(b)           Form and Denominations. The 2033 Notes will be issued only in fully registered form, and the authorized denominations of the 2033 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2033 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2033 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)            Maturity Date. The Stated Maturity of principal for the 2033 Notes shall be payable in full on October 15, 2033 (the “2033 Notes Maturity Date”).

(d)            Interest. Interest payable on any 2033 Notes Interest Payment Date (as defined below), the 2033 Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture), shall be the amount accrued from, and including, the immediately preceding 2033 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 14, 2023 if no interest has been paid or duly provided for with respect to the 2033 Notes) to but excluding such 2033 Notes Interest Payment Date, 2033 Notes Maturity Date or, if applicable, the Redemption Date, as the case may be (each, a “2033 Notes Interest Period”). The 2033 Notes will bear interest at the rate of 5.250% per year from the original issue date thereof to the 2033 Notes Maturity Date. Interest on the 2033 Notes shall be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2024 (each such date, a “2033 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2033 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2033 Notes Interest Payment Date on or before the 2033 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2033 Notes Maturity Date or, if applicable, the Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2033 Notes Maturity Date or Redemption Date, as applicable, for such 2033 Note). Interest due on the 2033 Notes Maturity Date or, if applicable, the Redemption Date, in each case (whether or not a 2033 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2033 Notes is payable, subject to DTC’s applicable procedures.

(e)           Sinking Fund; Holder Repurchase Right. The 2033 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)            Forms. The 2033 Notes shall be substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)           Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2033 Notes.

(h)           Defeasance. Until the 2033 Notes Maturity Date, the 2033 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)            Further Issues. The Company may from time to time, without the consent of the Holders of 2033 Notes, issue additional 2033 Notes. Any such additional 2033 Notes will have the same ranking, interest rate, maturity date and other terms as the 2033 Notes. Any such additional 2033 Notes, together with the 2033 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 3

GENERAL TERMS AND CONDITIONS OF THE 2053 NOTES

Section 3.01          Terms of the 2053 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)            Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “5.550% Senior Notes due 2053” (the “2053 Notes” and, together with the 2033 Notes, the “Notes”) of the Company. This series of 2053 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2053 Notes to be issued under this Ninth Supplemental Indenture shall be $1,000,000,000. Any additional amounts of the 2053 Notes to be issued shall be set forth in a Company Order.

(b)            Form and Denominations. The 2053 Notes will be issued only in fully registered form, and the authorized denominations of the 2053 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2053 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2053 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)            Maturity Date. The Stated Maturity of principal for the 2053 Notes shall be payable in full on October 15, 2053 (the “2053 Notes Maturity Date”).

(d)           Interest. Interest payable on any 2053 Notes Interest Payment Date (as defined below), the 2053 Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture), shall be the amount accrued from, and including, the immediately preceding 2053 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 14, 2023 if no interest has been paid or duly provided for with respect to the 2053 Notes) to but excluding such 2053 Notes Interest Payment Date, 2053 Notes Maturity Date or, if applicable, the Redemption Date, as the case may be (each, a “2053 Notes Interest Period”). The 2053 Notes will bear interest at the rate of 5.550% per year from the original issue date thereof to the 2053 Notes Maturity Date. Interest on the 2053 Notes shall be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2024 (each such date, a “2053 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2053 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2053 Notes Interest Payment Date on or before the 2053 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2053 Notes Maturity Date or, if applicable, the Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2053 Notes Maturity Date or Redemption Date, as applicable, for such 2053 Note). Interest due on the 2053 Notes Maturity Date or, if applicable, the Redemption Date, in each case (whether or not a 2053 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2053 Notes is payable, subject to DTC’s applicable procedures.

(e)            Sinking Fund; Holder Repurchase Right. The 2053 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)            Forms. The 2053 Notes shall be substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)           Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2053 Notes.

(h)           Defeasance. Until the 2053 Notes Maturity Date, the 2053 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)            Further Issues. The Company may from time to time, without the consent of the Holders of 2053 Notes, issue additional 2053 Notes. Any such additional 2053 Notes will have the same ranking, interest rate, maturity date and other terms as the 2053 Notes. Any such additional 2053 Notes, together with the 2053 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Article 4

COVENANTS

Section 4.01          Limitations on Liens. The restriction set forth in Section 5.2 of the Base Indenture with respect to each series of Notes shall not apply to, in addition to those otherwise set forth in Section 5.2 of the Base Indenture, the following: Leases, licenses, subleases or sublicenses of assets (including with respect to real property and intellectual property rights) granted to others that do not in the aggregate materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole.

Section 4.02          Limitations on Sale and Leaseback Transactions. Section 5.3(iii) of the Base Indenture is eliminated in its entirety and replaced, solely insofar as it relates to the Securities issued pursuant to this Ninth Supplemental Indenture on and after the date of this Ninth Supplemental Indenture, with the following:

“(iii) The Corporation or any Restricted Subsidiary, during the 360 days following the effective date of the Sale and Leaseback Transaction, applies an amount equal to the greater of the net proceeds of such sale or transfer or the fair value of the Restricted Property that the Corporation or our Restricted Subsidiary lease in the transaction to (x) the voluntary retirement of the debt securities or other Debt of the Corporation or that of any Restricted Subsidiary, provided that such Debt (A) ranks pari passu or senior to the Securities and (B) has a stated maturity which is either more than 12 months from the date of such application or which is extendable or renewable at the option of the obligor thereon to a date more than 12 months from the date of such application or (y) the purchase, construction or development of a Restricted Property.”

Section 4.03          Exempted Liens and Sale and Leaseback Transactions. Section 5.4 of the Base Indenture is eliminated in its entirety and replaced, solely insofar as it relates to the Securities issued pursuant to this Ninth Supplemental Indenture on and after the date of this Ninth Supplemental Indenture, with the following:

“Section 5.4 Exempted Liens and Sale and Leaseback Transactions. Notwithstanding the restrictions described in Sections 5.2 and 5.3 above, the Corporation or any Restricted Subsidiary may create or assume any Liens not otherwise permitted under Section 5.2 or enter into any Sale and Leaseback Transactions not otherwise permitted under Section 5.3, if the sum of the following does not exceed 20% of Consolidated Net Tangible Assets:

(i)             the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 5.2 above which amount does not include any Liens permitted under the provisions of this Section 5.4); plus

(ii)            all Attributable Debt in respect of such Sale and Leaseback Transactions entered into (not including any Sale and Leaseback Transactions permitted under Section 5.3 which amount does not include any Sale and Leaseback Transactions permitted under the provisions of this Section 5.4), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Corporation or such Restricted Subsidiary.”

Article 5

REDEMPTION OF THE NOTES

Section 5.01          Optional Redemption by Company. The Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Notes as set forth as Exhibit A or Exhibit B, as applicable.

Article 6

CHANGE OF CONTROL

Section 6.01          Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the form of Note set forth as Exhibit A and Exhibit B, as applicable), except with respect to any series of Notes for which the Company has exercised its option to redeem the Notes of such series in full pursuant to Section 5.01, the Company shall be required to make an offer to each Holder of the applicable series of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s applicable series of Notes on the terms and conditions set forth in the form of Note set forth as Exhibit A or Exhibit B, as applicable.

Article 7

MISCELLANEOUS

Section 7.01          Relationship to Existing Base Indenture. This Ninth Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Ninth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to each series of Notes, the Base Indenture, as supplemented and amended by this Ninth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 7.02          Modification of the Existing Base Indenture. Except as expressly modified by this Ninth Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of each series of Notes.

Section 7.03          Governing Law. This Ninth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.04          Counterparts. This Ninth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Ninth Supplemental Indenture (or to any document executed in connection with this supplemental indenture, excluding the notes) shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The exchange of copies of this Ninth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Ninth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Ninth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 7.05          Trustee Makes No Representation. The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Ninth Supplemental Indenture (except for its execution thereof and its certificates of authentication of any series of Notes).

Section 7.06          Separability. In case any provision in the Base Indenture, this Ninth Supplemental Indenture or any series of Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed and attested all as of the day and year first above written.

Date: September 14, 2023

GILEAD SCIENCES, INC., as Issuer

By:	/s/ Andrew D. Dickinson
	Name:	Andrew D. Dickinson
	Title:	Executive Vice President and Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Scott Little
	Name:	Scott Little
	Title:	Vice President

[Signature Page to Ninth Supplemental Indenture]

EXHIBIT A

FORM OF 2033 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558BZ5

$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 15, 2033 and to pay interest thereon from September 14, 2023 or from the most recent 2033 Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15, in each year, commencing April 15, 2024 at the interest rate of 5.250% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2033 Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2033 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2033 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Ninth Supplemental Indenture dated as of September 14, 2023 (herein called the “Ninth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date (as defined below), upon not less than 10 nor more than 60 days’ notice mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the Redemption Date; and (ii) 100% of the principal amount of the Securities to be redeemed; plus, in either case, accrued and unpaid interest thereon to the Redemption Date (the “Redemption Price”).

At any time on or after July 15, 2033 (the “Par Call Date”), the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to the Redemption Date.

For purposes of determining the Redemption Price, the following definition is applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of the Security upon surrender for cancellation of the original Security. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)           accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)          no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)          deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)          the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)          the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)          the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)          the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2053 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No. ___	CUSIP NO. 375558CA9
$______________

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ DOLLARS ($_________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on October 15, 2053 and to pay interest thereon from September 14, 2023 or from the most recent 2053 Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15, in each year, commencing April 15, 2024 at the interest rate of 5.550% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any 2053 Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in the continental United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2053 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2053 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Ninth Supplemental Indenture dated as of September 14, 2023 (herein called the “Ninth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to the Par Call Date (as defined below), upon not less than 10 nor more than 60 days’ notice mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, less (b) interest accrued to the Redemption Date; and (ii) 100% of the principal amount of the Securities to be redeemed; plus, in either case, accrued and unpaid interest thereon to the Redemption Date (the “Redemption Price”).

At any time on or after April 15, 2053 (the “Par Call Date”), the Company may redeem the Securities of this series at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest on the Securities being redeemed to the Redemption Date.

For purposes of determining the Redemption Price, the following definition is applicable:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Security to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of the Security upon surrender for cancellation of the original Security. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a) accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b) no later than 11:00 a.m. New York City time, deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c) deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of any series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such notes validly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 30 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such repurchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the Second Change of Control Payment Date.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)            the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)            the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)            the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)            the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and________________ hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

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